UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2014

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 10, 2014, the Board of Directors (the “Board”) of Bazaarvoice, Inc. (the “Company”, “we” or “us”), appointed Mary McDowell as a member of the Board, effective immediately, and designated Ms. McDowell as a Class II director to stand for election at the Company’s 2016 annual meeting of stockholders. Committee membership for Ms. McDowell has not been determined at this time.

Ms. McDowell served as Executive Vice President in charge of Nokia’s Mobile Phones unit from July 2010 to July 2012. Previously, Ms. McDowell served as Executive Vice President and Chief Development Officer of Nokia Corporation from January 2008 to July 2010 and as Executive Vice President and General Manager of Enterprise Solutions of Nokia from January 2004 to December 2007. Prior to joining Nokia in 2004, Ms. McDowell spent 17 years in various executive, managerial and other positions at Compaq Computer Corporation and Hewlett-Packard Company, including serving as Senior Vice President, Industry-Standard Servers of Hewlett-Packard. Ms. McDowell has served as a director of Autodesk, Inc. since 2010, where she is the chairperson of the Compensation and Human Resources Committee, and as a director of UBM, plc, where she is a member of the Remuneration Committee and the Nomination Committee. Ms. McDowell also served on the board of NAVTEQ Corporation from July 2008 until July 2010.

Ms. McDowell is covered by our outside director compensation policy as described in our Notice of 2014 Annual Meeting of Stockholders filed with the SEC on August 26, 2014, which description is incorporated into this Item 5.02 by reference. In accordance with the outside director compensation policy, Ms. McDowell is eligible to receive annual cash retainers for Board service, committee service and service as chairperson of a committee, an initial award of restricted stock upon joining the Board and an annual award paid in stock options or restricted stock at her election.

Ms. McDowell has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On December 15, 2014, the Company issued a press release relating to the matters set forth above in this Item 5.02. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Bazaarvoice, Inc. Press Release dated December 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ James R. Offerdahl
James R. Offerdahl
Chief Financial Officer

Date: December 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Bazaarvoice, Inc. Press Release dated December 15, 2014.